Exhibit 99.1

 Galectin TherapeuticsCorporate OverviewAugust 2024

 2  This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance and use words such as “may,” “estimate,” “could,” “expect” and others. They are based on our current expectations and are subject to factors and uncertainties that could cause actual results to differ materially from those described in the statements.These statements include those regarding potential therapeutic benefits of our drugs, expectations, plans and timelines related to our clinical trials, supporting activities, potential partnering opportunities and estimated spending for 2024 and beyond. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others, that our trials and supporting CMC information may be impacted by a resurgence of COVID-19 or a similar outbreak of an infectious disease.We may experience delays in our trials, which could include enrollment delays. Future phases or future clinical studies may not begin or produce positive results in a timely fashion, if at all, and could prove time consuming and costly. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies. Strategies and spending projections may change. We may be unsuccessful in developing partnerships with other companies or obtaining capital that would allow us to complete our clinical trials or further develop and/or fund any future studies or trials.To date, we have incurred operating losses since our inception, and our future success may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our Annual Report on Form 10-K for the year ended December 31, 2023, and our subsequent filings with the SEC. You should not place undue reliance on forward-looking statements. Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.  Forward-Looking Statements

 Belapectin is a novel, potent, galectin-3 inhibitor with Fast Track Designation  Low toxicity as a carbohydrate-based molecule which is degraded by natural processes   Patent protection through 2035  Only company to exclusively focus on treatment for the cirrhotic stage of MASH  Significant efficacy observed in cirrhotic patients without varices  Ongoing adaptively-designed pivotal Phase 2b/3 trial; interim readout expected in Q4 2024  Encouraging clinical response in difficult-to-treat cancers in combination with checkpoint inhibitor  IND filed and approval to proceed received from FDA (Head & Neck cancer)  Developing galectin-based therapeutics to improve the lives of patients with chronic liver diseases and cancer  $23.6M* cash and $20M remaining under line of credit provided by GALT Chairman*  Cash runway expected through May 2025  *As of March 31, 2024.  Focused Pipeline  MASH Cirrhosis  Oncology (Combination Therapy)  Finance  Investment Highlights  3

Highly Experienced Leadership Team



JOEL LEWIS
Chief Executive Officer & President

Financial executive with over 25 years of management experience in a taxation, restructuring, acquisition, and private equity ventures.



KHURRAM JAMIL, M.D.
Chief Medical Officer

Have two decades of expereince leading drug development across various stages of clinical trials in the pharmaceutical industry. Led multiple new drug application filings and secured approvals from several regulatory agencies.



JACK W. CALLICUTT
Chief Financial Officer

Over 32 years of public and private company experience including more than a decade of audit, tax and SEC registrant experience with a major accounting firm.



SUE THORNTON
VP Regulatory Affairs

More than 20 years of domestic and international drug development experience encompassing all aspects of global Regulatory Affairs and Quality Assurance.



JEFF KATSTRA
VP, CMC / Pharmaceutical Development

Highly experienced in pharmaceutical development of novel formulations and medicines with advanced manufacturing techniques and bringing them to approval.



JESSICA KOPACZEWSKI
Senior Director, Clinical Operations

Over 25 years diverse experience in the pharmaceutical research industry supporting global study operations from site to personnel management.



SETH ZUCKERMAN
Senior Director, Biostatistics

Over 28 years of experience working in the pharmaceutical industry in clinical data and trial management with 23 years as statistician.



EZRA LOWE, Ph.D.
VP, Clinical and Preclinical Pharmacology

Extensive experience in clinical pharmacology, drug metabolism, and pharmacokinetics with various drug formats and across therapeutic areas, leading to 10 different global drug approvals.

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 Clinical Program  Development Stage  Drug  Indication  Discovery  Preclinical  Phase 1  Phase 2  Phase 3  Fibrosis  Belapectin  MASH Cirrhosis  Cancer Immunotherapy (Combination therapy)  Belapectin + Keytruda  Melanoma + Head / Neck Cancer  Oral Galectin-3 Inhibitors  Discovery program to identify subcutaneous forms of carbohydrates and oral small molecules  5  Laser-Focused Pipeline

Galectin-3 is a Promising Therapeutic Target in Inflammatory and Fibrotic Diseases[1,2]

Galectin 3 is part of the galectin family of sugar-binding proteins that act as a “molecular glue”, it is:

- Predominantly produced by activated macrophages
- Involved in a wide number of biological and pathological processes

Galectin-3 recruits macrophages to injury sites and promotes chronic inflammation by activating proinflammatory pathways

Galectin-3 drives many pathophysiological process in fibrotic diseases and cancer


Inflammation
Migration
Apoptosis
Proliferation
Galectin-3
Adhesion
Differentiation
Angiogenesis
Tumor Growth
Fibrosis
Metastasis

1. Marino KV, et al. *Nat Rev Drug Discov*. 2023;22(4):295-316. 2. Henderson NC, et al. *Proc Natl Acad Sci U S A*. 2006;103(13):5060-5.

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 Belapectin: a Proprietary Galectin-3 Inhibitor with Low Toxicity and Anti-fibrotic Activity   Belapectin is a polysaccharide polymer comprising galacturonic acid, galactose, arabinose, rhamnose and smaller amounts of other sugars  Belapectin Preclinical Data:  In animal models of MASH (streptozotocin High-Fat Diet mice1) and cirrhosis (thioacetamide treated rats2) belapectin was associated with decreased:  Galectin-3 staining and galectin-3 expression in macrophages  NAFLD Activity Scores  Collagen-1 expression  Hepatic collagen deposition  Hepatic fibrosis   Portal pressure  In toxicology studies, including monkeys, belapectin:  Was well-tolerated even at high doses  Accumulated in macrophages with a residence time longer than in plasma  1. Traber PG, et al. PLoS One. 2013;8(12):e83481. 2. Traber PG, et al. PLoS One. 2013; ;8(10):e75361.  7

 MASH Cirrhosis

MASH Cirrhosis Represents a Significant Market Opportunity in the U.S. with No FDA-Approved Treatment

Metabolic dysfunction-associated steatohepatitis (MASH), previously known as non-alcoholic steatohepatitis (NASH), is characterized by fat accumulation, inflammation and fibrosis of the liver[1]

3%-5% of the global population is estimated to be affected by MASH, though the disease is considered to be underdiagnosed[2]

There are genetic predisposition to MASH, yet certain health conditions put patients at increased risk:[3]

- Being overweight or obese
- Having hypertension, high cholesterol or high triglyceride levels
- Having type 2 diabetes, insulin resistance or prediabetes

Addressable market in the U.S.


100M
Americans have fatty liver disease (most don't know it)[1]
20M
Develop liver fibrosis[1]
Prevalence increased >2x in the past decade [4]
5M
Progress to MASH cirrhosis[1]
Only curative treatment is liver transplant[1]
30% of those listed for liver transplant will die waiting[1]
~8.7K
Liver transplantations in the U.S.[5]
MASH cirrhosis is expected to become the most frequent reason for a liver transplant[6]

1. Fatty Liver Foundation. https://www.fattyliverfoundation.org/#gsc.tab=0. .2. Sherif ZA, et al. *Dig Dis Sci.* 2016;61(5):1214-25. 3. NIDDK. NAFLD and MASH. https://www.niddk.nih.gov/health-information/liver-disease/nafld-nash/symptoms-causes. 4. Datamonitor Healthcare. MASH Disease Analysis. 5. Scientific Registry of Transplant Recipients. OPTN/SRTR 2021 Annual Data Report: Liver. https://srtr.transplant.hrsa.gov/annual_reports/2021/Liver.aspx. 6. Stepanova M, et al. *Hepatol Commun*. 2022;6(7):1506-1515.

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Belapectin is a Novel Therapy with First- and Best-in-Class Potential in MASH Cirrhosis

United States Estimates[1]

2.1M Patients with compensated MASH cirrhosis in 2024

331K Patients with compensated cirrhosis and portal hypertension with no varices in 2024

$8.8B Peak belapectin sales in U.S.

3rd Party Market Opportunity Assessment Suggests[1]

Potential 50-100% Adoption Rate

Limited current treatment options:

- Cirrhotic management focuses on stabilization and delaying progression
- Management directed towards comorbidities

Highly favorable perception of belapectin indication, MoA and safety by HCPs

Payers believe in the high unmet need in MASH cirrhosis

A significant unmet need exists for MASH compensated cirrhosis patients with portal hypertension due to disease severity and risk of decompensation

1. LifeSci Consulting Belapectin Commercial Opportunity Assessment contracted by the Company. May 2024.

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 Compensated   Cirrhosis  Decompensated   Cirrhosis  Decompensated Cirrhosis  Liver Function  Liver is irreversibly failing  Liver is irreversibly failing  Symptoms  Usually no or minimal symptoms   Esophageal Varices (first clinical expression of PH)  Varices Bleeding, ascites, encephalopathy  Varices Bleeding, ascites, encephalopathy  Portal hypertension (PH)  No Portal Hypertension   Portal Hypertension   Portal Hypertension  Stage 3 and 4  HPVG < 6 mm Hg   6mm Hg < HPVG   ≤ 10 mmHg  HPVG > 10 mmHg  Mortality   One year mortality 1-3%  One year mortality ~50%  HPVG=hepatic venous pressure gradient.   Ideal treatment timing  There are no specific therapies available for patients with portal hypertension who have not yet developed varices  Intervention Before Escalation: When to Intervene in Cirrhosis  Despite histological findings,   liver still able to function  11

Belapectin Demonstrated Efficacy and Safety in Clinical Trials[1,2]

Efficacy

The Phase 2b MASH cirrhosis study provided a proof of concept for:

- Efficacy
- Choice of a relevant clinical outcome (prevention of varices)
- Dose range selection

Safety

Belapectin was well-tolerated and appeared safe in Phase 1 and Phase 2b clinical studies

- No adverse safety signal identified
- Phase 2 study with one year of biweekly infusion:
  - Completion rate was 94%
  - Well-tolerated in doses up to 8 mg/kg LBM
- Belapectin exposure did not appear to increase with higher degree of hepatic insufficiency

Encouraging data from Phase 2 Study; Phase 2b/3 Adaptive Trial currently underway

LBM=lean body mass.

1. Chalasani N, et al. *Gastroentrol* 2020;158:1334-45. 2. Curti B. *J Immunother Cancer.* 2021;9:e002371.

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Phase 2b Study of Belapectin in Patients with MASH Cirrhosis: Study Design[1]



Screen
Randomize
(N=162 1:1:1)
Belapectin 8 mg/kg/LBM Q2W
n=54
Belapectin 2 mg/kg/LBM Q2W
n=53
Placebo
n=54
52 Weeks

Main inclusion criteria

- MASH cirrhosis (biopsy)
- Portal Hypertension: HVPG ≥ 6 mmHg
- No cirrhosis complications
- No varices/varices (50:50)

Primary endpoint

- Portal pressure (HPVG) change from baseline to Week 54

Secondary endpoints at Week 54

- Liver biopsy
- Varices (esophago-gastric endoscopy)
- Cirrhosis decompensation

HVPG = Hepatic Venous Pressure Gradient; LBM=lean body mass.

1. Chalasani N, et al. *Gastroentrol.* 2020;158:1334-45.

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 Total Patient Population: Belapectin Impact on HPVG at One Year1,*  14  HVPG = Hepatic Venous Pressure Gradient; LBM=lean body mass, N.S.=non significant.  *ITT with LOCF, ANCOVA with baseline as covariate and treatment as factors, Bonferroni-Holm.1. Chalasani N, et al. Gastroentrol. 2020;158:1334-45.  N.S.  N.S.  Baseline  1 yr  Baseline  1 yr  Baseline  1 yr

 Patients without Varices: Belapectin Significantly Reduced HVPG at One Year1,*  15  HVPG = Hepatic Venous Pressure Gradient; LBM=lean body mass.  *ITT with LOCF, ANCOVA with baseline as covariate and treatment varices, and treatment/varices interaction as factors, LOCF, Bonferroni-Holm1. Chalasani N, et al. Gastroentrol. 2020;158:1334-45.  Statistically significant effect of 2 mg/kg/LBM dose on change in HVPG from baseline at 1 year  p=0.02  p=0.44  Baseline  1 yr  Baseline  1 yr  Baseline  1 yr

 Belapectin Reduces Emergence of Varices1,*   16  Significantly fewer new varices on belapectin vs placebo  No patients on 2 mg/kg/LBM developed new varices  Belapectin demonstrated efficacy on a clinically-meaningful endpoint where no current therapies exist  LBM=lean body mass.  *Chi square  1. Chalasani N, et al. Gastroentrol. 2020;158:1334-45.  p=0.02  p=0.12

 Next Step: NAVIGATE Belapectin’s Seamless, Adaptive Study  *Minimum number of additional patients in Phase 3, sample size adjusted based on Interim Analysis results.   Screen  Randomize  (1:1:1)  Interim analysis to inform potential filling/Phase 3  Final   analysis  Placebo (minimum additional 70 patients*)  Sample size re-estimation  Randomize  (2:1)  Belapectin 4 mg/kg/LBM Q2W  n=119  Belapectin 2 mg/kg/LBM Q2W  n=119  Placebo   n=119  Belapectin 4 mg/kg/LBM Q2W  (minimum additional 140 patients*)  Phase 3 (18 months)  Phase 2b (18 months)  17

 NAVIGATE Study: Patient Population and Efficacy Endpoints  18  MASH cirrhosis  No varices on EGD  CTP Scores <7  Portal hypertension:  Thrombocytopenia or at least  AST/ALT > 1  Spleen ≥ 14 cm   Collaterals by imaging   Stiffness ≥ 20 kPa  Development of new varices  Hepatic decompensation events  All-cause mortality  Proportion of patients with large varices or red wales  Varices requiring treatment  MELD ≥ 15   Liver transplant  Non-invasive biomarkers  ALT=alanine aminotransferase ; AST=aspartate transaminase; CTP=Child-Turcotte-Pugh; EGD=Esophagogastroduodenoscopy; MELD=model for end-stage liver disease.  Key inclusion criteria  Primary endpoint  Secondary endpoint

 NAVIGATE Update  19  No systematic liver biopsies required  Pre-screening on portal hypertension clinical criteria  Central review of esophago-gastro-endoscopies  Interim analysis phase 2b expected December 2024  130+   15  5  sites   countries  continents  Approximately   Recruitment complete  357 patients   randomized in Phase 2b portion of trial

 Cancer Immunotherapy Program (Belapectin + checkpoint inhibitor)

Belapectin in Combination with Pembrolizumab Showed Clinical Efficacy and Safety in Phase 1[1]

Phase 1 (Investigator-Initiated) of belapectin + pembrolizumab (Keytruda®)

- Objective response observed in 50% of MM (7/14) and 33% of HNSCC (2/6) patients
- Extension in more advanced patients showed stable disease in 56% MM (5/9) and 40% in HNSCC (2/5)
- Combination treatment was well tolerated with no dose-limiting toxicity observed
- Fewer immune adverse events than expected
- Increased baseline expression of $Gal3^{+}$ tumor cells, periphery $PD\text{-}1^{+}CD8^{+}$ T cells and reduced clearance of pembrolizumab correlated with clinical response

IND filed and approval to proceed received from FDA (Head and Neck cancer)

Objective response to belapectin+pembrolizumab therapy at Day 85



% Change
100
75
50
25
0
-25
-50
-75
-100
PR
PR
CR
CR
MM
HNSCC

HNSCC=head and neck squamous cell carcinoma; MM=metastatic melanoma.

1. Curti B. *J Immunother Cancer.* 2021;9:e002371.

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Belapectin is a novel, potent, galectin-3 inhibitor with Fast Track Designation  Low toxicity as a carbohydrate-based molecule which is degraded by natural processes   Patent protection through 2035  Only company to exclusively focus on treatment for the cirrhotic stage of MASH  Significant efficacy observed in cirrhotic patients without varices  Ongoing adaptively-designed pivotal Phase 2b/3 trial; interim readout expected in Q4 2024  Encouraging clinical response in difficult-to-treat cancers in combination with checkpoint inhibitor  IND filed and approval to proceed received from FDA (Head & Neck cancer)  Developing galectin-based therapeutics to improve the lives of patients with chronic liver diseases and cancer  $23.6M* cash and $20M remaining under line of credit provided by GALT Chairman*  Cash runway expected through May 2025  *As of March 31, 2024.  Focused Pipeline  MASH Cirrhosis  Oncology (Combination Therapy)  Finance  Investment Highlights  22

 Thank you!